EXHIBIT 10.19
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                              OFFICE BUILDING LEASE

      1. PARTIES This Lease, dated for reference purposes only, July 24, 1998 is made by and between The Joseph Pell and Eda Pell Revocable Trust dated August 19, 1989 (herein called "Landlord") and Ambassador Performance Group, Inc. (herein called "Tenant").

      2. PREMISES Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit "A" attached hereto and reference thereto made a part hereof, said Premises being agreed, for the purposes of this Lease, to have an area of approximately 2,688 rentable square feet and 2,400 useable square feet, being situated on the Second Floor of that certain building known as Pell Office Plaza, 504 Redwood Boulevard, Novato, California ("Building"). The Building is located on that real property known as Pell Office Plaza ("Project") which is indicated on Exhibit A-1 attached hereto and made a part hereof. Landlord represents and warrants to Tenant that it is duly authorized to enter into this Lease.

          Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions and that this Lease is made upon the condition of said performance.

      3. TERM The term of this Lease shall be for Five (5) Years, commencing on the 1st day of September 1998 and ending on the 31st day of August 2003.

      4.  POSSESSION

          A. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void, or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Landlord delivers possession. Notwithstanding the foregoing, if Landlord does not deliver the Premises to Tenant on or before December 1, 1998, with Landlord's construction substantially completed, Tenant may terminate this Lease without any liability whatsoever. In such event, Landlord shall return to Tenant all rents and security deposit paid by Tenant.
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      B.  In the event that Landlord shall permit Tenant to occupy the
          Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

      5.  RENT

          A. Tenant agrees to pay Landlord as rental for the Premises, without prior notice or demand, the sum of Five Thousand Six Hundred Forty-four and 80/100 Dollars ($5,644.80) on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution of this Lease. Rent for any period during the term which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord without deduction or offset in lawful money of the United States of America, which shall be legal tender at time of payment, at 100 Smith Ranch Road, Suite 325, San Rafael, California 94903, or to such other place as Landlord may from time to time designate in writing.

          B. RENT ESCALATIONS Commencing on the 13th month of this Lease and on each anniversary following, the Base Rent shall be adjusted by the increase, if any, in the Consumer Price Index of the Labor Statistics of the US Department of Labor for All Urban Consumers, San Francisco-Oakland-San Jose (1984=100), "All Items," herein referred to as "CPI."

              The CPI increase shall be calculated as follows: The Base Rent payable for the first month term of this Lease shall be multiplied by the percentage change in the CPI for the 12 months preceding the 13th month of this Lease. On each anniversary following, the Base Rent shall be multiplied by the percentage change in the CPI for the 12 months preceding. No single increase shall exceed 4% of the previous year's rental rate and in no event shall the new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment.

      6. SECURITY DEPOSIT Tenant has deposited with Landlord the sum of Five Thousand Six Hundred Forty-four and 80/100 Dollars ($5,644.80). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease including, but not limited to, the provisions relating to the payment of rent, Landlord may (but
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          shall not be required to use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within thirty (30) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general fund and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

      7.  RENTAL ADJUSTMENTS   For the purposes of this Article, the
          following terms are defined as follows:

          A. Landlord shall bear the Project Taxes and Operating Expenses during the Base Year, which is calendar year 1999. If Project Taxes and Operating Expenses in any subsequent year of the lease term exceed the Base Year Project Taxes and Operating Expenses, Tenant shall pay to Landlord with respect to each such year, Tenant's Share of such excess.

          B. Tenant shall pay its share of any such excess in the following manner: After the first calendar year following the Base Year (hereinafter referred to, together with each successive calendar year of the lease term, as the "Comparison Year"), Landlord shall calculate the actual Project Taxes and Operating Expenses and Tenant's share of the excess amount over the Base Year Project Taxes and Operating Expenses. Landlord shall notify Tenant of the total amount of its share of the excess. Tenant shall pay to Landlord the full amount of its share of the excess for the first Comparison Year within thirty (30) days after its receipt of the invoice. One-twelfth (1/12th) of Tenant's share of the excess for the first Comparison Year shall be added to the monthly rental payments required to be made by Tenant in the current calendar year as an estimated amount of Tenant's share of the excess for the current Comparison Year, and any installments which would have been payable in the months preceding Landlord's notice to Tenant shall be payable on or before the first day of the next month following the date of Landlord's notice. For example, if the notice to Tenant is delivered in March, the installment of Tenant's
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              share for the months of January, February and March shall be paid by Tenant on or before April 1. The procedure outlined above shall be repeated in each successive Comparison Year, provided that the total amount of monthly payments made by Tenant in any Comparison Year shall be deducted from its share of the excess amount for such Comparison Year, with the balance to be paid by Tenant within thirty (30) days after its receipt of the reconciliation statement for such Comparison Year, or with any overpayment by Tenant to be credited against the next installment of rent due under the lease, and further provided that Tenant shall pay the same installment amount in each Comparison Year as in the prior year until such amount is adjusted by Landlord in the reconciliation statement for the prior Comparison Year.

          C. Landlord shall, as soon as practicable after the close of any calendar year for which rental was increased under Paragraph 7 (A) hereof, deliver to Tenant a written statement summarizing actual Project Taxes and Operating Expenses for such calendar year and showing Tenant's Share of any excess over the Base Year Project Taxes and Operating Expenses. Provided that Tenant is not in default hereunder, if Tenant disputes the amount set forth in such statement, Tenant shall have the right, by written request made not later than thirty
              (30) days following receipt of such statement, to cause Landlord's books and records with respect to such calendar year to be audited by independent certified public accountants mutually acceptable to Landlord and Tenant.
              Prior to any such audit, Tenant shall pay to Landlord a deposit equal to the full amount of any unpaid amount in dispute and a sum specified by Landlord's accountant for the estimated fees of Landlord's accountant in connection with such audit. The amounts payable under Paragraph 7(B) by Landlord to Tenant or Tenant to Landlord, as the case may be, shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for further refund by Landlord to Tenant in excess of ten percent (10%) of the amount determined by Landlord pursuant to this Paragraph 7 (
              C) within thirty (30) days of receipt of Landlord's statement, such statement shall be conclusively binding upon Tenant.

          D. Tenant's obligation under this Paragraph 7 for any fraction of a calendar year at the end of the lease term shall be determined by prorating Tenant's obligation hereunder on the basis which the number of days in such fractional calendar year in the lease term bears to 365. If the lease term terminates during a calendar year, additional rent payable hereunder, as pro-rated, shall be due and payable, based upon Landlord's current projection as to likely excess actual Project Taxes and Operating Expenses if the same are not yet then ascertainable with certainty, which any such projection and payment by Tenant subject to subsequent adjustment if such projection shall thereafter prove to be less than 95% accurate. For purposes of this Paragraph 7, Project Taxes and Operating Expenses for any year during which the Project is not fully occupied shall be calculated by projection as if the Project were 95% occupied during the entire calendar year. If Landlord is not furnishing any particular work or service (the cost of which if performed by the Landlord would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by the Landlord if it had at its own expenses furnished such work or service to such tenant.

          E. For the purposes of this Paragraph, the following definitions shall apply:

              1) "Taxes" shall include (a) all real estate taxes, possessor, interest taxes, personal property taxes levied upon, measured by, or assessed to Landlord in connection with the Project other than taxes covered by Paragraph 18, and any other taxes, charges and assessments (including, without limitation, any taxes, charges or assessments for public improvements, services or benefits, whether or not commenced or completed prior to the commencement of the lease term or not to be completed during the lease term, transit development fees, housing funds, education funds, street, highway or traffic fees, environmental charges, fees or penalties imposed as a means of controlling or abating environmental degradation or energy use, and taxes, charges or assessments upon or measured by or for parking facilities) which are levied with respect to or in connection with the Project, and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in or around the Project and used in connection with the operation of the Project; and (b) any other tax, charge, assessment, fee or governmental imposition or charge of every kind or nature whatsoever assessed to Landlord in connection with the Project, any part thereof, or the Premises (other than estate taxes, inheritance taxes, or net income taxes payable against nonrental as well as rental income) whether or not in addition to or in lieu of such real estate and possessory interest or personal property taxes, whether or not now customary or within the contemplation of the parties hereof, ordinary or extraordinary, foreseen or unforeseen, or similar or dissimilar to any of the foregoing, including by way of illustration but not limitation any and all taxes, imposition, charges, fees or assessments (d) upon, allocable to, or measured by the area of the Premises or the Project or any portion thereof, including without limitation any gross income tax, excise tax or value added tax, levied by any governmental or quasi-governmental entity with respect to the Project, any part thereof, and ( c) the cost and expenses of contesting the amount of validity of any of the foregoing taxes. In the event that it shall not be lawful for Tenant to reimburse Landlord for Tenant's Share of any tax, as defined herein, the rent payable to Landlord under this lease shall be revised to yield to Landlord the same net rent from the Premises after imposition of any such tax upon Landlord as would have been received by Landlord hereunder prior to the imposition of such tax. Notwithstanding the foregoing, the purposes of this paragraph, "Taxes" shall not include any increases in Taxes resulting from a "change in ownership" or successive change in ownership (as defined in California Revenue and Taxation code Sections 60 and 61 or any successor or substitute statutes) of the Project or any interest therein during the first five (5) year term. Notwithstanding the foregoing, Base Year Taxes shall include all Taxes attributable to the fully built-out and fully assessed Project, whether or not such assessment occurs during the Base Year.

              2) "Operating Expenses" shall mean all costs and expenses of ownership, operation and maintenance of the Building and the outside areas of the Project (excluding depreciation on the buildings, all amounts paid on loans of Landlord, real estate brokers' commissions, and expenses capitalized for federal income tax purposes except as specified herein) including by way of illustration but not limited to: utilities, supplies, insurance; business licenses, permits, inspections and other authorization fees, charges, taxations and taxes; special charges or assessments for services provided to the Project, including without limitation sewer, water, fire or police protection; cost of services of independent contractors (including without limitation accounting and legal services and property management fees); cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation, maintenance and repair of the buildings, their equipment and the adjacent walks, malls, arcades, atriums, balconies, roof gardens, parking area and landscaped areas, including without limitation janitorial, scavenger, gardening and landscaping, security, operating engineer, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air-conditioning, window washing, signage and advertising (but excluding persons performing services not uniformly available to or performed for substantially all Project tenants); maintenance and repair expenses, including but not limited to capital expenditures required to meet changed government regulations and governmental regulations for environmental protection or energy conservation, (whether or not capitalized for income tax purposes), and rental expenses or a reasonable allowance for depreciation of personal property used in the maintenance, operating and repair of the Project; Landlord's reasonable administration expense; and the cost of contesting the validity, amount, or applicability of any governmental enactments or other expenses which may affect Operating Expenses. If Landlord makes capital improvements in response to changed government requirements or which have the effect of reducing operating expenses, Landlord may amortize the cost of such improvements (together with interest thereon at the actual cost of such funds to Landlord or, if such funds were not borrowed, at the prime rate then in effect for the Bank of America) as an operating expense in accordance with reasonable accounting procedures, provided that in the case of improvements which reduce expenses, such amortization shall not be at a rate which exceeds the anticipated savings in Operating Expenses.

                  Notwithstanding anything to the contrary contained in this Paragraph 7 (E) (2), the term "Operating Expenses" shall not include: (a) the cost of labor and employees with respect to any employee above the level of building manager; (b) the cost of labor and employees with respect to any supervisory or other personnel not located at the Project on a full-time basis unless such costs are appropriately allocated between the Project and the other responsibilities of such personnel; (c) the cost of painting or decorating any leasable space in the Project;
                  (d) the cost of any alterations, improvements, or replacements made to leasable space in the Project; (e) cost of leasehold improvements and other preparations for occupancy made for tenants; (f) amounts paid for legal or other professional services in connection with the leasing of space or in connection with relationships or disputes with tenants or former tenants; (g) depreciation and other noncash charges (except as hereinafter provided); (h) interest on or amortization of debts; (i) financing and refinancing costs; (j) brokerage commissions; (k) cost of any work or services performed of furnished to any tenant to the extent that same is not provided to all tenants in the Project and is reimbursed or can be reimbursed to Landlord; (l) the cost of completion of the buildings in the Project; (m) the cost of correcting any defects in construction; (n) expenses for which Landlord is or will be reimbursed by insurance proceeds or condemnation awards; (o) advertising and promotional expenses; (p) income, transfer and franchise taxes; (q) expenses which are properly allocable to property other than the Project in which the Premises are located; (4) rent, additional rent and other charges payable under any ground lease or any lease superior to this lease; (s) any insurance premium to the extent that the cost thereof is reimbursed by any tenant or other party; (t) the premium for earthquake insurance, if any, carried by Landlord, unless such coverage is required by an institutional lender providing financing for the Project (in which case the portion of such premium that represents an increase over what the premium for such coverage would have been if it had been obtained during the Base Year shall be an Operating Expense); (u) any management or similar fee in excess of the customary fee for similar properties located in the vicinity of the Building; (v) any costs or other sums paid to any person or entity related to or affiliated with Landlord to the extent. That same exceeds the reasonable and customary cost thereof; (w) any repairs, replacement or other expenses resulting from the negligence or misconduct of Landlord or its employees or agents or that are due to insurable casualties (other than an amount equal to what would be a reasonable deductible for insurance coverage for the casualty in question, which amount shall be an Operating Expense if otherwise within the meaning of that term as defined herein); (x) any real estate or other taxes; (y) any items or amounts which are not reasonable in amount and customarily included in operating expenses for similar properties located in the vicinity of the Building; and (z) costs incurred for any item or service which is within the definition of the term Operating Expense that typically would have been incurred by a Landlord in owning, operating and maintaining a building similar to the building but was not incurred by Landlord during the Base Year, to the extent of Landlord's reasonable estimate of what the amount of any such costs would have been had it been incurred during the Base Year (it being understood, however, that the amount of any such costs in excess of the reasonably estimated Base Year amount shall be an Operating Expense), provided, however, that this exclusion shall not apply to repair costs or other atypical costs incurred by Landlord after the Base Year.

              3) "Tenant's Share" is agreed to be 4.0% (based on the ratio between the rentable square feet in the Premises and the rentable square feet in the Building) for Operating Expenses which relate only to the Building (such as janitorial service and utilities in the Building, maintenance and repair of the interior and exterior of the Building and Building systems) and 1.6% (based on the ratio between the rentable square feet in the Premises and the rentable square feet in the Project) of Taxes and those Operating Expenses which relate to the common areas of the Project (such as outside area maintenance, landscaping services and irrigation water, refuse disposal and parking lost sweeping, resurfacing and restriping) or benefit both buildings generally (such as exterior window washing).

      8. USE Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purposes without the prior written consent of Landlord.

          Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

      9. COMPLIANCE WITH LAW Tenant shall not use the Premises or permit anything to done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

     10. ALTERATIONS AND ADDITIONS Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained. Any alterations, additions orimprovements to or of said Premises including, but not limited to, wallcovering, paneling, air conditioning units and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must be approved of in writing by the Landlord, which approval shall not unreasonably withheld. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.

     11.  REPAIRS

          A. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair damage thereto from causes beyond the reasonable control of Tenant with ordinary wear and tear excepted. Tenant shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof once the initial tenant improvements are completed and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

          B. Notwithstanding the provisions of Article 11.A. hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

     12. LIENS Tenant shall keep the premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times any and all estimated costs of any improvements, additions, or alterations in the Premises to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

     13. ASSIGNMENT AND SUBLETTING Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises or any portion thereof, without written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld, provided however, that Landlord in the exercise of its good faith business judgment may refuse to approve the assignment or sublease and shall promptly provide Tenant with the reasons for its refusal. In the event Tenant desires to assign this Lease or any interest therein or sublet all or part of the Premises, Tenant shall give Landlord written notice thereof, which notice shall include (i) the name of the proposed assignee, subtenant or occupant ("Transferee"), (ii) reasonable financial information regarding the Transferee, (iii) a description of the Transferee's business to be carried on in the Premises, and (iv) the terms of the assignment or sublease and a description of the portion of the Premises to be affected. Tenant shall also provide Landlord such additional information regarding the Transferee or the proposed assignment or sublease as Landlord may reasonably request.

          In the case of a sublease other than to an affiliated party of Tenant approved by Landlord, Landlord may choose to terminate this Lease insofar as it relates to the space proposed to be subleased by Tenant and to lease such space for Landlord's account to any person, including the prospective subtenant identified by Tenant.

          Consent to one assignment, subletting, occupation or use by any other person shall not be deemed to a consent to any subsequent assignment, subletting, occupation or use by another person. Any assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under the Lease.

     14. HOLD HARMLESS Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the tenant, or any officer, agent, employee, guest or invitee of Tenant, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon and in any case, action or proceeding brought against Landlord by reason of any such claim. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence or willful act, and Tenant hereby waives all claims in respect thereof against Landlord.

          Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss of damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak dampness or any other cause whatsoever, unless caused by or due to the negligence or willful acts of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

     15. SUBROGATION As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

     16. LIABILITY INSURANCE Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease, a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+ AAA or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after ten
          (10) days prior written notice to Landlord.

     17. SERVICES AND UTILITIES Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at his sole discretion, and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rent by reason of Landlord failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Whenever heat generating machines or equipment are used on the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

     18. PROPERTY TAXES Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

     19. RULES AND REGULATIONS Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible for the nonperformance of any said rules by any other tenants or occupants.

     20. HOLDING OVER If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month-to-month at a rental in the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

     21. ENTRY BY LANDLORD reserves and shall at any and all times have the right to enter Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part of that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.

          For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in any emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

     22. RECONSTRUCTION In the event the Premises of the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

          In the event of the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire or extended coverage insurance, then Landlord shall forthwith repair the same provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten percent (10%) of the full replacement cost, then Landlord shall have the option (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) days and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination.

          Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the damage to the Premises resulting from any casualty covered under this Article which occurs during the last twelve (12) months of the term of this Lease or any extension thereof

          Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs to replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any property installed in the Premises by Tenant.

          The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

     23. DEFAULT The occurrence of any or more of the following events shall constitute a default and breach of this Lease by Tenant.

          A.  The vacating or abandonment of the Premises by Tenant.

          B. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant.

          C. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in
              Article 23.B. above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          D. The making by Tenant of any general assignment or general arrangement for the benefit of creditors, or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed with sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interests in this Lease, where such seizure is not discharged in thirty (30) days.

     24. REMEDIES IN DEFAULT In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach.

          A. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid, the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant provides could be reasonably avoided, that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten percent (10%) per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or (b) proceeding under the provisions of the following Article 24.B.

          B. Maintain Tenant's right to possession, in which case this Lease shall continued in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's right and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          C. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

     25. EMINENT DOMAIN If more than twenty-five percent (25%) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five percent (25%) of the Premises is taken and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

     26. OFFSET STATEMENT Tenant shall at any time and from time to time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if in full force and effect) and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrances of all or any portion of the real property of which the Premises are a part.

     27. PARKING Tenant, its employees and guests shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building without fees or charges.

     28.  AUTHORITY OF PARTIES

          A. CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution, of the board of directors of said corporation or accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

          B. LIMITED PARTNERSHIPS. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

     29.  GENERAL PROVISIONS

          (i) PLATS AND RIDERS. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

          (ii) WAIVER. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptances of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

          (iii) NOTICES. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the tenant at the Premises, or to such other places and Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at 100 Smith Ranch Road, Suite 325, San Rafael, California 94903, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

          (iv) JOINT OBLIGATION. If there be more than one Tenant the obligations hereunder imposed upon Tenant shall be joint and several.

          (v) MARGINAL HEADINGS. The marginal headings and titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

          (vi) TIME. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

          (vii) SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

          (viii) RECORDATION. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

          (ix) QUIET POSSESSION. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

          (x) LATE CHARGES. Tenant hereto acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within then (10) days after said amount is due, the Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          (xi) PRIOR AGREEMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

          (xii) INABILITY TO PERFORM. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

          (xiii) ATTORNEY'S FEES. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable attorney's fees.

          (xix) SALE OF PREMISES BY LANDLORD. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under and all of its covenants and obligations contained in or derived from the Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this lease.

          (xv) SUBORDINATION ATTORNMENT. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

          (xvi) In the event any proceedings are brought for foreclosure, or in the event of the exercise of power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

          (xvii) NAME. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

          (xviii) SEPARABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way effect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

          (xix) CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          (xx) CHOICE OF LAW. This Lease shall be governed by the laws of the State in which the Premises are located.

          (xxi) SIGNS AND AUCTIONS. Tenant shall not place any sign upon the Premises of Building or conduct any auction thereon without Landlord's prior written consent.

     30. BROKERS Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only Jack Wilkinson of Wilkinson Real Estate Services and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

     The Joseph Pell and Eda Pell Revocable    Ambassadors Performance
       Ambassador Performance Group, Inc.        Group, Inc.
       Trust Dated August 19, 1989

     /s/ Joseph Pell                           /s/ Ronald L. Merriman
     --------------------------------------    ----------------------------
                                               President

     7-30-98
     --------------------------------------

                               ADDENDUM TO LEASE
                  BY AND BETWEEN THE JOSEPH PELL AND EDA PELL
                      REVOCABLE TRUST DATED AUGUST 19,1989
                                  ("LANDLORD")
                                      AND
                       AMBASSADOR PERFORMANCE GROUP, INC.
                                 ("THE TENANT")
                                     DATED
                                  JULY 24, 1998

      1.  TENANT IMPROVEMENTS

          Landlord shall, prior to commencement of the lease term, construct tenant improvements in the building standard based on the space plan prepared by David Wahler & Associates dated 7/22/98. All tenant improvement work shall be at Landlord's expense. Any tenant improvement work which is not shown on Exhibit B shall be extra and tenant shall be required to authorize and pay for any such changes or additions to the tenant improvements.

          Tenant shall be responsible for installation of all wiring, connections and coverplates for all phone equipment and computer equipment.

                                        Landlord:  /s/ Joseph Pell
                                                  -------------------------

                                        Tenant:   /s/ Ronald L. Merriman
                                                  -------------------------

                                    SITE PLAN

        [Exhibit A-1 contains a site plan of Pell Office Plaza, Novato, California, including the locations of 500 Redwood Boulevard and 504 Redwood Boulevard relative to Hwy 101]

        [Exhibit A contains a blueprint of Ambassadors Performance Group premises at 504 Redwood Boulevard, Novato, California]

        [Exhibit B contains a diagram of New Spaces for Ambassador at Pell Office Plaza, in a scale of 1/8" = 1'0", and dated 7/22/98]

                               Pell Office Plaza
                              Rules and Regulations


      1. COMMON AREAS. Tenant will not obstruct the sidewalks, parking areas, halls, passages, exits, entrances, elevators, stairways or other common areas of the Project and the building, and Tenant will not use these areas for any purpose other than ingress and egress to and from the premises. These areas, except for the sidewalks and parking areas, are not open to the general public and Landlord reserves the right to control and prevent access to them of any person whose presence, in Landlord's opinion, would be prejudicial to the safety of the Project and its tenants, or who is intoxicated or under the influence of alcohol or drugs, or who shall in any manner do any act in violation of these rules and regulations.

      2. SIGNAGE. Subject to any express provisions in the lease, no sign, placard, pictures, advertisement, name or notice visible from the exterior of the premises shall be inscribed, painted, printed, affixed or otherwise displayed by Tenant on or in any part of the outside or inside of the building without the written consent of the Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved signs or lettering shall be inscribed, painted, printed or affixed at the expense of tenant by a person approved of by Landlord, said approval not to be unreasonably withheld. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall visible from the outside the premises that is inconsistent with the operation and maintenance of a first class office building.

      3. KEYS AND LOCKS. Landlord shall furnish Tenant two (2) keys to each door or lock in the premises. Landlord may make a reasonable charge for any additional or replacement keys. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the premises, or on any other part of the building without the prior written consent of Landlord and, in any event, Tenant will provide Landlord with a key or a combination for any such lock. On termination of the lease, Tenant will deliver all keys to any locks or doors in the premises or the building which Tenant has in its possession or under its control.

      4. NO ACCESS TO ROOF. Tenant has no right of access to the roof of the building and will not install, repair or place any antenna, aerial, aerial wires, fan, air conditioner or other device on the roof of the building without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any such device installed without such written consent is subject to removal at Tenant's expense without notice at any time. In any event, Tenant will be liable for any damages or repairs incurred or required as a result of its installation, use, repair, maintenance or removal of such devices on the roof and agrees to indemnify and hold harmless Landlord from any liability, loss, damage, cost or expense, including reasonable attorneys' fees, arising from any activities of Tenant or its agents, employees, contractors or invitees on the roof of the building.

      5. FLOOR LOAD. Tenant shall not overload the floor of the premises or in any way deface the premises or any part thereof.

      6. FREIGHT; HEAVY OBJECTS. Upon not less than eight (8) hours prior notice to Landlord, which notice may be verbal, an elevator will be made available for Tenant's use for transportation of freight, subject to such scheduling as Landlord in its discretion deems appropriate and to the other restrictions contained herein regarding any such freight. Tenant shall not transport freight in loads exceeding the weight limitations of any such elevator. No furniture, freight or equipment of any kind shall be brought into the building without the prior notice of Landlord and all moving of the same into or out of the building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the building and also the times and manner of moving the same in and out of the building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of damage to any such safe or property from any cause and all damage done to the premises or the building by moving or maintaining any such safe or other property shall be repaired at the expense of the Tenant.

      7. NUISANCES; DANGEROUS SUBSTANCES. Neither the Tenant nor any agent, employee, contractor or invitee of Tenant shall use, keep or permit to be used or kept in the premises any foul or noxious gas or substance, kerosene, gasoline or inflammable or combustible fluid or material, or permit or suffer the premises or the Project's common areas to be occupied or used in a manner that produces noise, odors, vibrations, and/or conduct that is inconsistent with the operation and maintenance of a first class office building, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the premises or the Project.

      8. MISCELLANEOUS PROHIBITED USES. No cooking or similar food preparation shall be done or permitted by Tenant on the premises (other than one UL-approved microwave oven in Tenant's "break room," or to the extent otherwise contemplated by the Final Plans for the tenant improvements for the premises or otherwise approved by Landlord), nor shall the premises be used for the storage of merchandise held for sale or for the sale of merchandise to the general public, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

      9. HEATING AND AIR CONDITIONING. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

     10. ELECTRICAL INSTALLATIONS. Landlord will direct Tenant's electricians, if any, as to where and how telephone, telegraph and electrical wires are to be installed. No boring or cutting for wires will be allowed without the prior written consent of the Landlord. The location of telephones, call boxes, burglar alarms, smoke detectors and other office equipment affixed to the premises shall be subject to the prior written approval of Landlord.

     11. PLUMBING FACILITIES. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be disposed of therein, and the expense of any breakage, stoppage, or other damage resulting from a violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

     12. SECURITY. On Saturdays, Sundays and legal holidays and on other days between the hours of 6:00 p.m. and 8:00 a.m. the following day, access to the building, or to the halls, corridors, elevators or stairways in the building, or to the premises may be refused unless the person seeking access is known to the person or employee of the building in charge and has a pass or is properly identified; provided, however, that this provision shall not be construed to require the Landlord to provide building security other than as may be provided in the lease. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the building or the premises of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the building during the continuance of the same by closing of the doors or otherwise for safety of the tenants and protection of property in the building and the Project.

     13. VENDING MACHINES. No vending machine or machines of any description shall be installed, maintained or operated upon the premises without the prior written consent of the Landlord.

     14. BUILDING ADDRESS. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Project and/or the building of which the premises are a part.

     15. BUILDING NAME. Without the prior written consent of Landlord, Tenant shall not use the name of the Project in connection with or in promoting or advertising the Tenant's business, except as Tenant's address.

     16. OFFICE CLOSING PROCEDURES. Tenant will be responsible for making sure that the doors of the premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or its employees leave the premises, so as to prevent waste or damage. Tenant will keep the doors to the building corridors closed at all times except for normal ingress and egress.

     17. BUILDING DIRECTORY. In any building in the Project occupied by more than one Tenant, a directory will be provided for the display of the name and location of tenants. Landlord reserves the right to approve any additional names Tenant desires to place in the directory and, if so approved, Landlord may assess a reasonable charge for adding such additional names.

     18. WINDOW COVERINGS. No curtains, draperies, blinds, shutters, shades, awnings, screens or other coverings, window ventilators, hangings, decorations or similar equipment shall be attached to, hung or placed in, or used in connection with any window of the premises without the prior written consent of Landlord.

     19. USE OF HAND TRUCKS. Tenant will not use or permit to be used in the premises or the common areas of the building in which the premises are located any hand trucks, carts or dollies except those equipped with rubber tires and side guards or such other equipment as Landlord may approve, and Tenant shall be liable for all damage to the premises and the common areas resulting from the use of any such equipment.

     20. REFUSE. Tenant will store all its trash and garbage within the premises. No material will be placed in the trash boxes or receptacles if such material may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Project is located without being in violation of any law, ordinance or rule governing such disposal. All trash and garbage removal will be only through common areas as are provided for such purposes and at such times as Landlord may designate.

     21. LANDLORD'S CONTROL. Landlord shall have the right to control and operate the common areas of the Project, including the public facilities and facilities furnished for the common use of tenants, and the heating and air conditioning and other services provided for tenants, in such manner as it deems best for the benefit of the tenants generally, provided that Landlord exercises its rights hereunder in a manner that is consistent with the operation and maintenance of a first class office building.

     22. SOLICITING. Canvassing, peddling, soliciting and distribution of handbills or any other written materials in the Project are prohibited and Tenant will cooperate to prevent same.

     23. PARKING. Tenant will use and will cause its agents, employees, contractors and invitees to use the parking spaces to which it is entitled under the lease in a manner consistent with Landlord's directional signs and markings in the parking facility. Specifically, but without limitation, Tenant will not park, nor permit its agents, employees, contractors or invitees to park, in a manner that impedes access to and from the Project or any building or the parking facility or that violates such reservations for handicapped drivers registered as such with the California Department of Motor Vehicles. Landlord may use such reasonable means as necessary to enforce the directional signs and markings in the parking facility, including but not limited to towing services, and Landlord will not be liable for any damage to vehicles towed as a result of non-compliance with such parking regulations.

     24. FIRE, SECURITY AND SAFETY REGULATIONS. Tenant will comply with all safety, security, fire protection and evacuation measures and procedures established by Landlord or any governmental entry to the premises closed.

     25. RESPONSIBILITY FOR THEFT. Tenant assumes any and all responsibility for protecting the premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the premises closed.

     26. SALES AND AUCTIONS. Tenant will not display or sell merchandise outside the exterior walls and doorways of the premises nor use such areas for storage. Tenant will not install any exterior lighting, amplifiers or similar devices or use in or about the premises an advertising medium which may be heard or seen outside the premises, including flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts. Tenant will not conduct or permit to be conducted any sale by auction in, upon or from the premises or elsewhere in the Project, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

     27. ENFORCEMENT. Landlord shall enforce these rules in a reasonable, nondiscriminatory manner; provided, however, that this shall not preclude Landlord from waiving any one or more of these building rules for the benefit of any particular tenant or tenants so long as such waiver is reasonable under the circumstances, and no such waiver by Landlord will be construed as a waiver of such building rules in favor of any other tenant or tenants nor prevent Landlord from thereafter enforcing these building rules against any or all of the tenants of the Project.

     28. EFFECT ON LEASE. These building rules are in addition to and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the lease. Violation of these building rules constitutes a failure to fully perform the provisions of the lease.

     29. ADDITIONAL AND AMENDED RULES. Landlord reserves the right to rescind or amend these building rules and/or to adopt any other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Project and for the preservation of good order therein; provided, however, that any such amendment or new rules shall not take effect upon less than fifteen (15) days prior written notice to Tenant.
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